EXECUTION COPY
EXHIBIT 10.2

AMENDMENT NO. 1
to
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ( “Amendment No. 1”) is made as of September 30, 2011 by and among TEXAS-NEW MEXICO POWER COMPANY (the “Borrower”), the institutions parties hereto as Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of December 16, 2010, by and among the Borrower, the Lenders and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 11.6 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:
1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.
Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “2009 Term Loan Credit Agreement” in its entirety, and to substitute the following new definition of “2011 Term Loan Credit Agreement” therefor:

““2011 Term Loan Credit Agreement” means a term loan credit agreement dated as of September 30, 2011, among the Borrower, the lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent on behalf of such lenders, as it may be amended, restated, supplemented, extended or otherwise modified from time to time.”

SIGNATURE PAGE TO AMENDMENT NO. 1

1.2.	Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Base Rate” in its entirety, and to substitute the following therefor:

““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” (the “Prime Rate”) and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. (London time) on such day. The Prime Rate is a rate publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate, respectively.”

1.3.	Section 1.1 of the Credit Agreement is hereby amended to delete clause (d) of the definition of “Change of Control”) in its entirety, and to substitute the following therefor:

“(d) the Parent shall cease to own, directly or indirectly, and free and clear of all Liens or other encumbrances (other than any Lien in favor of the administrative agent for the benefit of the lenders under the 2011 Term Loan Credit Agreement (as it may be amended, restated, supplemented, refinanced or otherwise modified from time to time) securing Indebtedness thereunder), at least 100% of the outstanding Voting Stock of the Borrower on a fully diluted basis.”

1.4.	Section 8.5(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(p) Liens upon any property in favor of the administrative agent for the benefit of the lenders (the “2011 Term Loan Administrative Agent”) under the 2011 Term Loan Credit Agreement (or any refinancing thereof) securing Indebtedness thereunder; provided that (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness under the 2011 Term Loan Credit Agreement (or any refinancing thereof) so long as such other Indebtedness shall be secured and (ii) the Borrower, such 2011 Term Loan Administrative Agent (or the administrative agent under any refinancing of the 2011 Term Loan Credit Agreement) and the Administrative Agent, for the benefit of the Lenders, shall have entered into such security agreements, collateral trust and sharing agreements, intercreditor agreements and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and conditions acceptable to the Administrative Agent (including, without limitation, with respect to the voting of claims and release or modification of any such Lien or all or any portion of the collateral thereunder),”

1.5.	Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“8.7    Burdensome Agreements.
The Borrower will not (nor will it permit any of its Subsidiaries to) enter into any contractual obligation that prohibits the ability (a) of any Subsidiary of the Borrower to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower to create, incur, assume or suffer to exist Liens on its property in favor of the Administrative Agent, for the benefit of the Lenders, other than (i) any such contractual obligation contained in the Credit Documents; (ii) any such contractual obligation contained in the “Credit Documents” (or any similar term) as defined in the 2011 Term Loan Credit Agreement (or any refinancing thereof) to the extent such contractual obligations in such “Credit Documents” (or any similar term) shall be no less favorable to the Administrative Agent and the Lenders than such contractual obligations set forth in the 2011 Term Loan Credit Agreement as in effect on September 30, 2011; and (iii) any such contractual obligation contained in the Note Facilities Documentation as in effect on the date hereof without giving effect to any subsequent amendment or other modification to such contractual obligations.”
2.Conditions of Effectiveness. The effectiveness of this Amendment No. 1 is subject to the conditions precedent that the Administrative Agent shall have received the following:

2.1.	duly executed originals of this Amendment No. 1 from the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent; and

2.2.	such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3.Representations and Warranties of the Borrower.

3.1.
The Borrower hereby represents and warrants that (i) this Amendment No. 1 and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally) and (ii) no Default or Event of Default has occurred and is continuing.

3.2.
Upon the effectiveness of this Amendment No. 1 and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the date hereof (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

4.References to the Credit Agreement.

4.1.
Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

4.2.
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3.
The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW § 5-1401.

6.Headings. Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

7.Counterparts. This Amendment No. 1 may be executed by one or more of the parties to this Amendment No. 1 on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

BORROWER:

TEXAS-NEW MEXICO POWER COMPANY

By:    /s/ Terry R. Horn
Name:    Terry R. Horn
Title:    Vice President and Treasurer

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LENDERS:

JPMORGAN CHASE BANK, N.A.,
individually in its capacity as a Lender and in its capacity as Administrative Agent

By:    /s/ Helen D. Davis
Name:    Helen D. Davis
Title:    Authorized Officer

SIGNATURE PAGE TO AMENDMENT NO. 1

UNION BANK, N.A.,
as a Lender

By:    /s/ Robert J. Cole
Name:    Robert J. Cole
Title:    Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Keven D. Smith
Name:    Keven D. Smith
Title:    Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

SUNTRUST BANK,
as a Lender

By:    /s/ Andrew Johnson
Name:    Andrew Johnson
Title:    Director

SIGNATURE PAGE TO AMENDMENT NO. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Yann Blindert
Name:    Yann Blindert
Title:    Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1